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                             MMA PRAXIS MUTUAL FUNDS

                         SUPPLEMENT DATED JULY 31, 2002
                       TO THE PROSPECTUS DATED MAY 1, 2002


         Effective July 31, 2002, the following information updates the principal investment strategies for three of the series of the MMA Praxis Mutual Funds.

Intermediate Income Fund
------------------------

The first sentence of the Fund's principal investment strategy on page 30 under the heading, "Policies and strategies," is replaced, in its entirety, with the following:

         The Fund invests, under normal circumstances, at least 80% of its assets in fixed income securities of all types, consistent with the Fund's socially responsible criteria.

Core Stock Fund
---------------

The first sentence of the Fund's principal investment strategy on page 32 under the heading, "Policies and strategies," is replaced, in its entirety, with the following:

         Using a relative value investment philosophy, the Fund invests, under normal circumstances, at least 80% of its assets in stocks and primarily in undervalued securities of medium to large capitalization companies (those companies having greater than $250 million in assets) which, in the Adviser's view, provide products and services that are consistent with the Fund's socially responsible criteria.

Value Index Fund
----------------

The first sentence of the Fund's principal investment strategy on page 34 under the heading, "Policies and strategies," is replaced, in its entirety, with the following:

         The Fund employs a passive management strategy designed to track the performance of the MMA Value Index. Under normal circumstances, the Fund will invest at least 80% of its assets in securities that make up the MMA Value Index. The Fund invests primarily in equity securities and utilizes "indexing" techniques to approximate the performance of the S&P 500/BARRA Value Index.

Furthermore, with respect to each of these Funds, the Funds have adopted a policy to provide each Fund's shareholders with at least 60 days prior notice of any change in the policy of a Fund to invest at least 80% of its assets in the manner indicated in each Fund's principal investment strategy.